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                                    10(EE)

                               Amendment Number 1
                                   to the 1991
                          Directors' Stock Option Plan



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                                                                       Exhibit A

                                 Amendment No. 1
                                       to
                        State Auto Financial Corporation
                        1991 Directors' Stock Option Plan



         The State Auto Financial Corporation 1991 Directors' Stock Option Plan (the "Plan") is hereby amended pursuant to the following provisions:

1.       Definitions:
         ------------

         All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

2.       Transferability:
         ----------------

         Subsection 3(b)(5) is deleted and replaced by the following:

         Unless transferred in accordance with this subsection (5), all Stock Options shall be exercisable only by the participant, by the participant's estate (as provided in Section 6(b)(6)) or by the participant's authorized legal representative if the participant is unable to exercise an Option as a result of the participant's Disability.

         The option agreement granting the Option shall provide that the Option may be gifted by the participant (without the receipt of consideration), from time to time, to one or more of such participant's spouse, children, grandchildren, or to the trustee of a trust for the principal benefit of one or more of such persons or to partnerships whose only partners are one or more of such persons or to limited liability corporations whose only members are one or more of such persons. Any such Option which is gifted shall continue to be subject to all provisions and conditions of the Plan and the option agreement applicable to the Option prior to its transfer provided that the person receiving the gift shall have the same right to exercise as the participant who gifted the Option.

3.       Elimination of Six Month Holding Period:
         ----------------------------------------

         Subsection 3(b)(7) is deleted from the Plan.


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4.       Effective Date; Construction:
         -----------------------------

         The effective date of this amendment is August 15, 1996 and this amendment shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.